UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) December 8, 2004

                        Superconductor Technologies Inc.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      0-21074               77-0158076
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

    460 Ward Drive, Santa Barbara, CA                              93111
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (805) 690-4500

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On December 8, 2004, the Company announced receipt of a follow-on purchase commitment from a major North American wireless carrier. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit No                              Description
----------      ----------------------------------------------------------------
99.1            Press Release dated December 8, 2004 announcing the transaction.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Superconductor Technologies Inc.
                                       By:  /s/ Martin S. McDermut
                                            ------------------------------------
                                            Martin S. McDermut, Senior Vice
                                            President, Chief
Date: December 7, 2004                      Financial Officer and Secretary


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